                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 13, 2000


                          NHANCEMENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          0-21999                                       94-3008334
  ------------------------               ---------------------------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)



                     6663 OWENS DRIVE, PLEASANTON, CA        94086
--------------------------------------------------------------------------------
                  (Address of Principal Executive Offices) (Zip Code)


                                 (925) 251-3200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

                  On October 31, 2000, pursuant to a Series B Preferred Stock Purchase Agreement by and between NHancement Technologies Inc. and certain investors (the "Agreement"), NHancement Technologies Inc. (the "Registrant") sold and issued 85,135 shares of its Series B preferred stock (the "Series B Preferred Stock") at a price of $100 per share, for aggregate gross proceeds of $8,513,500. Under the terms of the Agreement, the Registrant may sell and issue up to an additional 34,865 shares of Series B Preferred Stock by January 31, 2001.

                  Holders of the Series B Preferred Stock are entitled to a non-cumulative 5% per annum dividend, payable quarterly in arrears, when, if and as declared by the Registrant's Board of Directors. Any dividend may be paid in cash or shares of common stock of the Registrant, in its sole discretion. Each share of Series B Preferred Stock is immediately convertible into shares of common stock of the Registrant at the conversion price of the lesser of (i) $13.50 per share or (ii) 90% of the average closing bid prices for the ten trading days immediately preceding the date of conversion; provided, that such conversion price shall not be less than $10.00. At any time after October 31, 2003, the Registrant may require the holders of the Series B Preferred Stock to so convert. Shares of common stock of the Registrant issued upon conversion of the Series B Preferred Stock shall be registered pursuant to a Shelf Registration Agreement dated as of October 31, 2000, by and between the Registrant and the purchasers of shares of Series B Preferred Stock.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NHANCEMENT TECHNOLOGIES INC.
                                       (the Registrant)


                                       By: /s/  Douglas S. Zorn
                                           -------------------------------------
                                           Douglas S. Zorn, President and
                                           Chief Executive Officer

Dated: November 13, 2000

                                  EXHIBIT INDEX



        Exhibit
         Number                              Description
         ------                              -----------
      Exhibit 4.1     Certificate of Designation of NHancement Technologies
                      Inc. filed with the Secretary of State of the State of
                      Delaware on October 5, 2000.

      Exhibit 10.1    Series B Preferred Stock Purchase Agreement dated as of
                      October 31, 2000, by and between NHancement Technologies
                      Inc. and certain investors.

      Exhibit 10.2 Shelf Registration Agreement dated as of October 31, 2000, by and between NHancement Technologies Inc. and certain investors.